19. Capital Purchase Program/Troubled Asset Relief Program (TARP)	12 Months Ended
Dec. 31, 2011
Notes To Financial Statements
Capital Purchase Program T A R P [Text Block]
19. Capital Purchase Program/Troubled Asset Relief Program (TARP)

On January 23, 2009, the Corporation received $25,083 of equity capital by issuing to the United States Department of Treasury 25,083 shares of the Corporation’s 5.00% Series B Non-voting Cumulative Preferred Stock, par value $0.01 per share with a liquidation preference of $1.000 per share and a ten-year warrant to purchase up to 155,025 shares of the Corporation’s common stock, par value $5.00 per share, at an exercise price of $24.27 per share. The proceeds received were allocated to the preferred stock and additional paid-in capital based on their relative fair values. The resulting discount on the preferred stock is amortized against retained earnings and is reflected in the Corporation’s Consolidated Statements of Operations as “Dividends on preferred shares,” resulting in additional dilution to the Corporation’s earnings per share. The warrants would be immediately exercisable, in whole or in part, over a term of 10 years. The warrants were included in the Corporation’s diluted average common shares outstanding (subject to anti-dilution). Both the preferred securities and warrants were accounted for as additions to the Corporation’s regulatory Tier 1 and total capital.

The Series B Preferred stock is not mandatorily redeemable and will pay cumulative dividends at a rate of 5% per year for the first five years and 9% per year thereafter. The Corporation can redeem the preferred securities at any time with Federal Reserve approval. The Series B Preferred stock ranks on equal priority with the Corporation’s currently authorized Series A Preferred stock.

Based on a Black-Scholes options pricing model, the common stock warrants have been assigned a fair value of $0.97 per warrant, or $150 in the aggregate, as of January 23, 2009. As a result, $150 has been recorded as the discount on the preferred stock obtained above and will be accreted as a reduction in net income available to common stockholders over the next five years at approximately $28 per year. For purposes of these calculations, the fair value of the common stock warrants as of January 23, 2009 was estimated using the Black-Scholes option pricing model and the following assumptions:

Risk-free interest rate	1.64%
Expected life of options	5 years
Expected dividend yield	3.00%
Expected volatility	17.72%
Weighted average fair value	$0.97

A company that participates must adopt certain standards for executive compensation, including (a) prohibiting “golden parachute” payments as defined in the Emergency Economic Stabilization Act of 2008 (EESA) to senior Executive Officers; (b) requiring recovery of any compensation paid to senior Executive Officers based on criteria that is later proven to be materially inaccurate; (c) prohibiting incentive compensation that encourages unnecessary and excessive risks that threaten the value of the financial institution; and (d) accepting restrictions on the payment of dividends and the repurchase of common stock.

On January 24, 2011, the Corporation notified the U.S. Treasury that it will defer regularly scheduled dividend payments on the Corporation’s 25,083 in Series B Preferred Shares.  At December 31, 2011, dividends in arrears on preferred shares, which must be paid prior to the payment of dividends on the common shares, total approximately $1,254.